Exhibit (a)(2)
                           LETTER OF TRANSMITTAL
                     To Tender Shares of Common Stock
        (including the Associated Preferred Stock Purchase Rights)
                                    of
                         ARV Assisted Living, Inc.
                     Pursuant to the Offer to Purchase
                          dated December 19, 1997
                                    of
                                EMAC Corp.
                         a wholly owned subsidiary
                                    of
                           Emeritus Corporation

------------------------------------------------------------------------
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 PM, NEW YORK CITY TIME, ON WEDNESDAY, JANUARY 21, 1998, UNLESS THE OFFER IS EXTENDED.
------------------------------------------------------------------------

                                              Depositary for the Offer is:
                                                  The Bank of New York

               By Mail:                         Facsimile Transmission:           By Hand or Overnight Courier:
     Tender & Exchange Department           (for Eligible Institutions Only)      Tender & Exchange Department
            P.O. Box 11248                           (212) 815-6213                    101 Barclay Street
         Church Street Station                                                     Receive and Deliver Window
     New York, New York 10286-1248                                                  New York, New York 10286

                                              For Confirmation Telephone:
                                                     (800) 507-9357

               DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

               THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

               This Letter of Transmittal is to be used if certificates for Shares and/or Rights are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if delivery of Shares and/or Rights is to be made by book-entry transfer (in the case of Rights, if available) to the Depositary's account at The Depository Trust Company or Philadelphia Depository Trust Company (hereinafter collectively referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase.

               UNLESS THE RIGHTS CONDITION (AS DEFINED IN THE OFFER TO PURCHASE) IS SATISFIED, SHAREHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SHARES. UNLESS THE DISTRIBUTION DATE (AS DEFINED IN THE OFFER TO PURCHASE) OCCURS, A TENDER OF SHARES WILL ALSO CONSTITUTE A TENDER OF ASSOCIATED RIGHTS.

               Shareholders whose certificates for Shares and/or Rights are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and/or Rights and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares and/or Rights pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. See Instruction 2.

               DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED SHARES AND/OR RIGHTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY
      (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

      Name of Tendering Institution

      Check Box of Book-Entry Transfer Facility:
      [ ] The Depository Trust Company

      Account No.
                 -------------------------------------------------------------

      Transaction Code No.
                          ----------------------------------------------------

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED SHARES AND/OR RIGHTS ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

      Name(s) of Tendering Shareholder(s)
                                         -------------------------------------

      Date of Execution of Notice of Guaranteed Delivery
                                                        ----------------------

      Name of Institution which Guaranteed Delivery
                                                   ---------------------------

      If delivery is by book-entry transfer
                                           -----------------------------------

      Name of Tendering Institution
                                   -------------------------------------------

      If delivered by book-entry transfer, check box of Book-Entry Transfer
      Facility:
      [ ] The Depository Trust Company

      Account No.
                 -------------------------------------------------------------

      Transaction Code No.
                          ----------------------------------------------------

                      DESCRIPTION OF SHARES TENDERED

=============================================================================================================================
    Name(s) and Address(es) of Registered Holder(s)                                  Shares Tendered
              (Please fill in, if blank)                                  (Attach additional list if necessary)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                      Total Number of
                                                                                          Shares                  Number of
                                                                Certificate            Represented by              Shares
                                                                Number(s)(1)          Certificate(s)(1)          Tendered(2)
                                                               --------------------------------------------------------------

                                                               --------------------------------------------------------------

                                                               --------------------------------------------------------------

                                                               --------------------------------------------------------------

                                                                Total Shares
-----------------------------------------------------------------------------------------------------------------------------

(1) Need not be completed by shareholders tendering by book-entry transfer.
(2) Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the
    Depositary are being tendered.  See Instruction 4.


                    DESCRIPTION OF RIGHTS TENDERED (1)

=============================================================================================================================
    Name(s) and Address(es) of Registered Holder(s)                                    Rights Tendered
              (Please fill in, if blank)                                    (Attach additional list if necessary)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                         Total Number of
                                                                                              Rights              Number of
                                                                   Certificate            Represented by            Rights
                                                                 Number(s)(2)(3)         Certificate(s)(3)       Tendered(4)
                                                               --------------------------------------------------------------

                                                               --------------------------------------------------------------

                                                               --------------------------------------------------------------

                                                               --------------------------------------------------------------
                                                               Total Rights
-----------------------------------------------------------------------------------------------------------------------------

(1) Need not be completed if the Distribution Date has not occurred.
(2) If the tendered Rights are represented by separate certificates, complete using the certificate numbers of such certificates for Rights.  If the tendered Rights are not represented by separate certificates, or if such certificates have not been distributed, complete using the certificate numbers of the Shares with respect to which the Rights were issued.  Shareholders tendering Rights that are not represented by separate certificates should retain a copy of this description in order to accurately complete the Notice of Guaranteed Delivery if the Distribution Date occurs.
(3) Need not be completed by book-entry shareholders who are delivering Rights by book-entry transfer.
(4) Unless otherwise indicated, it will be assumed that all Rights described herein are being tendered.  See
    Instruction 4.
=============================================================================================================================


                  NOTE: SIGNATURES MUST BE PROVIDED BELOW
            PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

               The undersigned hereby tenders to EMAC Corp., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Emeritus Corporation, a Washington corporation, the above-described shares of Common Stock, no par value (the "Shares"), of ARV Assisted Living, Inc., a California corporation (the "Company"), together with the associated preferred stock purchase rights (the "Rights") issued pursuant to the Rights Agreement dated as of July 14, 1997, as amended, between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, pursuant to the Purchaser's offer to purchase all outstanding Shares and associated Rights at a price of $17.50 per Share (and associated Right), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated as of December 19, 1997, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with any amendments or supplements thereto, collectively constitute the "Offer"). Tendering shareholders will not be obligated to pay brokerage fees or commissions or, except as set forth in Instruction 6 of the Letter of Transmittal, transfer taxes on the purchase of Shares pursuant to the Offer. Purchaser will pay all charges and expenses of Deutsche Morgan Grenfell Inc. (the "Dealer Manager"), The Bank of New York (the "Depositary") and D.F. King & Co., Inc. (the "Information Agent") incurred in connection with the Offer. The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares and Rights tendered pursuant to the Offer.

               Upon the terms and subject to the terms and conditions of the Offer and effective upon acceptance for payment of and payment for the Shares and Rights tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all the Shares and Rights that are being tendered hereby (and any and all other Shares, Rights or other securities or rights issued or issuable in respect thereof on or after December 19, 1997) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and Rights (and all such other Shares, Rights or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares and Rights (and all such other Shares, Rights or securities or rights), or transfer ownership of such Shares and Rights (and all such other Shares, Rights or securities or Rights) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (b) present such Shares and Rights (and all such other Shares or securities or rights) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Rights (and all such other Shares, Rights or securities or rights), all in accordance with the terms of the Offer.

               The undersigned hereby irrevocably appoints Daniel R. Baty, Raymond R. Brandstrom, Kelly J. Price and John W. Cornwell and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares and Rights tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action (and any and all other Shares, Rights or other securities or rights issued or issuable in respect thereof on or after December 19, 1997), at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This power of attorney and proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares and Rights by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares and Rights (and all such other Shares, Rights or securities or rights), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given power of attorney and or executed, will not be deemed to be effective).

               The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and Rights tendered hereby (and any and all other Shares, Rights or other securities or rights issued or issuable in respect thereof on or after December 19, 1997) and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and Rights tendered hereby (and all such other Shares, Rights or securities or rights issued or issuable in respect thereof on or after December 19, 1997).

               THE UNDERSIGNED UNDERSTANDS THAT, UNLESS THE RIGHTS CONDITION IS SATISFIED, SHAREHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SHARES IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION 2 OF THE OFFER TO PURCHASE. If the Distribution Date occurs and separate certificates representing the Rights are distributed to holders of Shares prior to the time Shares are tendered herewith, certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto, in order for such Shares tendered herewith to be validly tendered. If the Distribution Date occurs and separate certificates representing the Rights are not distributed prior to the time Shares are tendered herewith, Rights may be tendered prior to a Shareholder receiving separate certificates for Rights by use of the guaranteed delivery procedures described in Section 2 of the Offer to Purchase. A tender of Shares constitutes an agreement by the tendering shareholder to deliver certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary prior to expiration of the period permitted by such guaranteed delivery procedures for delivery of certificates for, or a Book-Entry Confirmation with respect to, Rights (the "Rights Delivery Period"). However, after expiration of the Rights Delivery Period, the Purchaser may elect to reject as invalid a tender of Shares with respect to which certificates for, or a Book-Entry Confirmation with respect to, an equal number of Rights has not been received by the Depositary. Nevertheless, the Purchaser will be entitled to accept for payment Shares tendered by the undersigned prior to the receipt of the certificates for the Rights required to be tendered with such Shares, or a Book-Entry Confirmation with respect to such Rights, and either (a) subject to complying with the applicable rules and regulations of the Securities and Exchange Commission, withhold payment for such Shares pending receipt of the certificates for, or a Book-Entry Confirmation with respect to, such Rights or (b) make payment for Shares accepted for payment pending receipt of the certificates for, or a Book-Entry Confirmation with respect to, such Rights in reliance upon the agreement of a tendering shareholder to deliver Rights and payment for Shares in reliance upon such agreement and such guaranteed delivery procedures or, after the expiration of the Rights Delivery Period, to reject a tender as invalid will be made in the sole and absolute discretion of the Purchaser.

               All authority herein conferred or agreed to be conferred pursuant to the Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

               The undersigned understands that valid tenders of Shares and, if applicable, Rights pursuant to any one of the procedures described in
Section 2 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

               Unless otherwise indicated under "Special Payment Instructions", please issue the check for the purchase price of any Shares or Rights purchased, and/or return any certificates for Shares or Rights not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price of any Shares or Rights purchased and/or return any certificates for Shares or Rights not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares or Rights purchased and/or return any certificates for Shares or Rights not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares or Rights from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares or Rights respectively, so tendered.

[ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN
    HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 10.

Number of Shares represented by the lost or
destroyed certificates:                                .
                       --------------------------------


----------------------------------------------------------
               SPECIAL PAYMENT INSTRUCTIONS
              (See Instructions 5, 6 and 7)

         To be completed ONLY if the check for the purchase price of Shares or Rights purchased (less the amount of any federal income and backup withholding tax required to be withheld) and/or certificates for Shares or Rights not tendered or not purchased are to be issued in the name of someone other than the undersigned.



Mail     [ ] check
         [ ] certificate(s) to:


Name
    ------------------------------------------------------
                  (Please Type or Print)

Address
    ------------------------------------------------------


----------------------------------------------------------
                                        (Include Zip Code)

----------------------------------------------------------
     (Taxpayer or Social Security Identification No.)

                [See Substitute Form W-9]
----------------------------------------------------------



----------------------------------------------------------
                SPECIAL DELIVERY INSTRUCTIONS
                 (See Instructions 5 and 7)

To be completed ONLY if the check for the purchase price of Shares or Rights purchased (less the amount of any federal income and backup withholding tax required to be withheld) and/or certificates for Shares or Rights not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s)


Mail [ ] check
     [ ] certificate(s) to:


Name
    ------------------------------------------------------
                   (Please Type or Print)

Address
       ---------------------------------------------------


----------------------------------------------------------
                                        (Include Zip Code)

----------------------------------------------------------
     (Taxpayer or Social Security Identification No.)

                 [See Substitute Form W-9]
----------------------------------------------------------




----------------------------------------------------------
                        SIGN HERE
       (Please complete Substitute Form W-9 below)


----------------------------------------------------------
                 Signature(s) of Owner(s)

----------------------------------------------------------


Dated                                              , 199__
     ----------------------------------------------


Name(s)
       ---------------------------------------------------
                    (Please Type or Print)

----------------------------------------------------------


Capacity (full title)
                     -------------------------------------


Address
       ---------------------------------------------------


----------------------------------------------------------
                    (Include Zip Code)

Area Code and
Telephone Number
                ------------------------------------------


(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Shares or Rights or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                Guarantee of Signature(s)
         (If required; see Instructions 1 and 5)

Name of Firm
            ----------------------------------------------
Authorized Signature
                    --------------------------------------
Dated                                              , 199__
     ----------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                        Payer: The Bank of New York
---------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                         Part I  Taxpayer Identification No. -- For All Accounts           Part II For Payees Exempt
FORM W-9                                                                                                     from Backup
                                                                                                             Withholding (see
Department of the Treasury         Enter your taxpayer identification     -----------------------            enclosed Guidelines)
Internal Revenue Service           number in the appropriate box.
                                   For most individuals and sole          Social Security Number
Payer's Request for                proprietors, this is your social       -----------------------
Taxpayer Identification No.        security number.  For other
                                   entities, it is your Employer
                                   Identification Number.  If you do
                                   not have a number, see How to
                                   Obtain a TIN in the enclosed
                                   Guidelines

                                   Note: If the account is in more        -----------------------
                                   than one name, see the chart on
                                   page 2 of the enclosed                 Employer Identification
                                   Guidelines to determine what           Number
                                   number to enter.                       ----------------------

---------------------------------------------------------------------------------------------------------------------------------
Certification.  --  Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
    Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number;

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) Any other information provided on this form is true, correct and complete.


You must cross item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not received a notice from the IRS advising you that backup withholding has terminated.

---------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                                                       DATE               , 199__
         -------------------------------------------                                ---------------
---------------------------------------------------------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.



                               INSTRUCTIONS


           Forming Part of the Terms and Conditions of the Offer

               1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a recognized Medallion Program approved by The Securities Transfer Associations, Inc. (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares and Rights (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares and Rights are tendered for the account of an Eligible Institution. See Instruction 5.

               2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares and Rights is to be made by book-entry transfer pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Shareholders who cannot deliver their Shares and Rights, and all other required documents to the Depositary by the Expiration Date must tender their Shares and Rights pursuant to the guaranteed delivery procedure set forth in
Section 2 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary by the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three American Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

               The method of delivery of Shares and Rights and all other required documents is at the option and risk of the tendering shareholder. If certificates for Shares and Rights are sent by mail, registered mail with return receipt requested, properly insured, is recommended.

               No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

               3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares or Rights should be listed on a separate schedule attached hereto.

               4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares or Rights represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares or Rights which are to be tendered in the box entitled "Number of Shares Tendered" or "Number of Rights Tendered", as appropriate.
In such case, a new certificate for the remainder of the Shares or Rights represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares and Rights represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

               5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares and Rights tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

               If any of the Shares or Rights tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

               If any of the Shares or Rights tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

               If this Letter of Transmittal is signed by the registered holder(s) of the Shares and Rights tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares or Rights not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

               If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares and Rights tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares or Rights. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

               If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

               6. Stock Transfer Taxes. The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares or Rights to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares or Rights not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares or Rights to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

               7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares or Rights purchased is to be issued, or any Shares or Rights not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares or Rights not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares or Rights by book-entry transfer may request that Shares or Rights not purchased be credited to such account at the Book-Entry Transfer Facility as such shareholder may designate under "Special Payment Instructions". If no such instructions are given, any such Shares or Rights not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

               8. Substitute Form W-9. Under the federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on the Substitute Form W-9. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such shareholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

               Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               9. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below.

               10. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares or Rights has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares or Rights lost. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

               IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES AND RIGHTS MUST BE RECEIVED BY THE DEPOSITARY OR SHARES AND RIGHTS MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

--------------------------------------------------------------------------------------------------------------
                                            (DO NOT WRITE IN SPACES BELOW)
--------------------------------------------------------------------------------------------------------------
Date Received______________                 Accepted By_____________                     Checked By___________
--------------------------------------------------------------------------------------------------------------

    Shares         Shares         Shares        Check       Amount         Shares        Certificate     Block
 Surrendered      Tendered       Accepted        No.       of Check       Returned           No.          No.
 -----------      --------       --------       -----      --------       --------       -----------     -----

                                                           Gr______
                                                           Net_____
--------------------------------------------------------------------------------------------------------------
Delivery Prepared By______________             Checked By_________________              Date__________________
--------------------------------------------------------------------------------------------------------------




                  The Information Agent for the Offer is:

                           D.F. King & Co., Inc.
                              77 Water Street
                       New York, New York 10005-4495
                              (212) 269-5550


              Banks and Brokers Call Collect: (212) 425-1685
                 All Others Call Toll-Free: (800) 431-9646


                   The Dealer Manager for the Offer is:

                      Deutsche Morgan Grenfell [Logo]
                            31 West 52nd Street
                         New York, New York  10019
                        (212) 469-7302 Call Collect
                      Call Toll Free: (800) 334-1898

December 19, 1997



          GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                       NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------------------         -----------------------------------------------------------------
                              Give the                                                            Give the EMPLOYER
                              SOCIAL SECURITY                                                     IDENTIFICATION
For this type of account:     number of --                        For this type of account:       number of --
---------------------------------------------------------         -----------------------------------------------------------------
1. An individual's account    The individual                      9. A valid trust, estate, or    The legal entity (Do not
                                                                     pension trust                furnish the identifying
                                                                                                  number of the personal
                                                                                                  representative or trustee
                                                                                                  unless the legal entity itself is
                                                                                                  not designated in the account
                                                                                                  title (5)
2. Two or more individuals    The actual owner of the             10. Corporate account           The corporation
   (joint account)            account or, if combined funds,
                              the first individual on the
                              account(1)
3. Husband and wife (joint    The actual owner of the             11. Religious, charitable, or   The organization
   account)                   account or, if joint funds,             educational organization
                              either person(1)                        account
4. Custodian account of a     The minor(2)                        12. Partnership account         The partnership
   minor (Uniform Gift to                                             held in the name of the
   Minors Act)                                                        business
5. Adult and minor (joint     The adult or, if the minor is       13. Association, club, or       The organization
   account)                   the only contributor, the               other tax-exempt
                              minor(1)                                organization
6. Account in the name of     The ward, minor, or                 14. A broker or registered      The broker or nominee
   guardian or committee      incompetent person(3)                   nominee
   for a designated ward,
   minor, or incompetent
   person
7. a The usual revocable      The grantor-trustee(1)              15. Account with the            The public entity
     savings trust account                                             Department of
     (grantor is also                                                  Agriculture in the name
     trustee)                 The actual owner(1)                 of a public entity (such
   b So-called trust                                              as a State or local
     account that is not a                                             government, school
     legal or valid trust                                              district, or prison) that
     under State law                                                   receives agricultural
                                                                  program payments
8. Sole partnership account   The owner(4)
-----------------------------------------------------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

          GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                       NUMBER ON SUBSTITUTE FORM W-9
                                  Page 2

Obtaining a Number
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number


Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding on ALL payments include the following:
     o A corporation.
     o A financial institution.
     o An organization exempt from tax under section 501(a), or an individual retirement plan.
     o The United States or any agency or instrumentality thereof.
     o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
     o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
     o An international organization or any agency, or instrumentality thereof.
     o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
     o A real estate investment trust.
     o A common trust fund operated by a bank under section 584(a).
     o An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
     o An entity registered at all times under the investment Company Act of 1940.
     o A foreign central bank of issue.
Payments of the dividends and patronage dividends not generally subject to backup withholding include the following:
     o Payments to nonresident aliens subject to withholding under section
       1441.
     o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
     o Payments of patronage dividends where the amount received is not paid in money.
     o Payments made by certain foreign organizations.
     o Payments made to a nominee.
Payments of interest not generally subject to backup withholding include the following:
     o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
     o Payments of tax-exempt interest (including exempt-interest dividends under section 852)
     o Payments described in section 6049(b)(5) to nonresident aliens.
     o Payments on tax-free covenant bonds under section 1451.
     o Payments made by certain foreign organizations.
     o Payments made to a nominee.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR
PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
      Certain payments other than interest dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.
PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.


Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Failure to Report Certain dividend and Interest Payments.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.
(3) Civil Penalty for False Information With Information.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) Criminal Penalty for Falsifying Respect To Withholding.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.